1

2

4

5

6

7

8

SUPERIOR COURT OF THE STATE OF CALIFORNIA

9

FOR THE COUNTY OF LOS ANGELES

10

CENTRAL DISTRICT

11

12

IRONRIDGE GLOBAL IV, LTD.,

13

Plaintiff,

14

v.

15

XSUNX, INC.,

16

Case No: BC 484549

ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS

Defendant.

17

18

Date: Time: Dept:

June 27, 2012

8:30 am

38

19

Trial Date:  None Set

20

21

The Joint Ex Parte Motion for Court Approval of Stipulated Settlement  ("Motion"), filed

22

by Plaintiff Ironridge Global IV, Ltd. ("Plaintiff') and Defendant XsunX, Inc.("Defendant"), came

23

on for hearing on June  26, 2012 at 8:30 am in Department  38 of the above-entitled  court,  the

24

Honorable Maureen Duffy-Lewis, Judge presiding.

25

The  Court  having  considered  the motion  and supporting  papers,  the  oral  arguments  of

26

counsel, having  been presented  with a Stipulation  for Settlement  of Claims  ("Stipulation"), and

27

good cause appearing therefor,

28

1

 ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS

1

IT IS HEREBY ORDERED AS FOLLOWS:

2

1.

The Stipulation, attached hereto as Exhibit A and incorporated herein by reference,

3

is approved in its entirety;

4

2.

Plaintiff owns bona fide outstanding claims against Defendant, and the terms and

5

conditions of the issuance and exchange of such claims for free-trading shares of common stock of

6

Defendant, as set forth in the Stipulation, are approved after a hearing upon the fairness of such

7

terms and conditions at which Plaintiff, the only person to whom it is proposed to issue securities

8

in such exchange, had the right to appear;

9

3.

The above-entitled action is dismissed in its entirety; provided that the Court shall

10

retain jurisdiction  to enforce the terms  of this Order by a motion under California  Code of Civil

11

Procedure Section 664.6.

12

IT IS SO ORDERED.

13

14

DATED:  June 27, 2012

15

16

Hon. Maureen Duffy-Lewis

Judge of the Superior Court

17

18

19

20

21

22

23

24

25

26

27

28

2

ORDER FOR APPROVAL OF STIPULATION FOR SETTLEMENT OF CLAIMS

13

SUPERIOR COURT OF THE STATE OF CALIFORNIA

14

FOR THE COUNTY OF LOS ANGELES

15

CENTRAL DISTRICT

16

IRONRIDGE GLOBAL IV, LTD.,

17

Plaintiff,

18

v.

19

20

XSUNX, INC,

Case No: BC 484549

STIPULATION FOR SETTLEMENT OF CLAIMS

21

Defendant.

22

Date: Time: Dept:

June 27,2012

8:30 a.m.

38

23

Trial Date:  None Set

24

25

Plaintiff Ironridge  Global IV, Ltd. ("Plaintiff') and defendant XsunX,  Inc. ("Defendant"),

26

hereby stipulate to the facts, terms, and conditions contained in the [Proposed]  Order Approving

27

Stipulation for Settlement of Claims ("Order") submitted herewith and incorporated  herein by this

28

reference, and further stipulate and agree as follows:

1

STIPULATION FOR SETTLEMENT OF CLAIMS

1.

Plaintiff and Defendant request that the Court enter an order substantially in the

2

form of the concurrently filed proposed Order.

3

2.

Defendant is a development stage company and is engaged in the development and

4

marketing of a hybrid manufacturing solutions and technology to manufacturers of solar products

5

in the renewable energy industry globally and in the United States, including in Los Angeles,

6

California.  Defendant is a public company whose stock is traded on the over-the-counter market

7

under the trading symbol "XSNX."

8

3.

Plaintiff owns bona fide claims (the "Claims") against Defendant in an aggregate

9

amount in excess of 494,560.86 (the "Claim Amount"). Defendant has not paid the amount due on

10

the Claims.  Plaintiff filed the above-captioned collection action, which the parties now seek to

11

settle by this Stipulation and the proposed Order.

12

4.

Defendant desires to settle the Claims in exchange for the issuance to Plaintiff of

13

shares of Defendant's common stock ("Common Stock"). Plaintiff desires to accept such shares

14

accordance with the terms of this Stipulation, subject to court approval following a hearing as

15

envisioned by Section 25017([)(3) of the California Corporations Code, and Section 3(a)(10) of

16

the federal Securities Act of 1933, as amended (the "Securities Act").

17

5.

Plaintiff has agreed to the proposed settlement terms and conditions, and believes

18

that they are sufficiently fair such that Plaintiff is willing to enter into this Stipulation.  In addition,

19

Defendant's board of directors has considered the proposed transaction and has resolved that its

20

terms and conditions are fair to, and in the best interests of, Defendant and its stockholders.

21

Accordingly, both parties request Court approval of the settlement provided for herein as fair,

22

reasonable and adequate.  The parties submit this Stipulation to the Court on ex parte application,

23

and request that the Court enter an Order approving this Stipulation following the hearing thereon.

24

6.

It is the intent and effect of this Stipulation that the Order, when signed, shall end,

25

finally and forever any claim to payment or compensation of any kind or nature that Plaintiff had,

26

now has, or may assert in the future against Defendant arising out of the Claims.  In this regard,

27

and subject to compliance with the Order, effective upon the execution of the Order, each party

28

2

STIPULATION FOR SETTLEMENT OF CLAIMS

hereby releases and forever discharges the other party, including all of the other party's officers,

directors, members, managers, representatives, agents and attorneys, from any and all claims,

3

demands, debts, liabilities, obligations, and causes of action, whether known or unknown, at law

4

or in equity, suspected or unsuspected, fixed or contingent, arising out of, connected with, or

5

incidental to the Claims.  Each party further agrees that with respect to the matters released herein,

6

such party expressly waives any and all rights and benefits conferred upon it by the provisions of

7

California Civil Code Section 1542 and any similar law of any state or territory of the United

8

States.

California  Civil Code  Section 1542  provides, in  full,  as  follows:

"§1542  General

9

Release-Claim Extinguished.  A general release does not extend to Claims which the creditor

10

does not know or suspect to exist in his or her favor at the time of executing the release, which if

11

known by him or her must have materially affected his or her settlement with the debtor."

12

7.

In full and final settlement of the Claims, Defendant will issue and deliver to

13

Plaintiff the sum of 27,500,000 shares of Common Stock (the "Initial Issuance"), subject to the

14

subsequent adjustment and ownership limitations set forth below.

15

8.

No later than the third business day following the date that the Court enters the

16

Order, time being of the essence, Defendant shall take or cause to be taken all such necessary

17

action including, without limitation, the execution and delivery of such further instruments  and

18

documents, as may be reasonably requested by any party for such purposes or otherwise necessary

19

to complete or perfect the transaction contemplated hereby, including, but not limited to:  (a)

20

deliver a copy of the Order to Defendant's transfer agent, (b) cause its legal counsel to issue an

21

opinion to Defendant's  transfer agent, in form and substance acceptable to Plaintiff and such

22

transfer agent, that the shares of Common Stock to be issued pursuant to the Order (i) are legally

23

issued, fully paid and non-assessable, (ii) are exempt from registration under the Securities Act,

24

and (iii) may  be issued without restrictive legend, and  may be resold by  Purchaser  without

25

restriction;  (c)  transmit  via  email,  facsimile  and  overnight   delivery  an   irrevocable  and

26

unconditional instruction to Defendant's stock transfer agent, in form and substance acceptable to

27

Plaintiff and such transfer agent, to reserve and issue all shares of Common Stock required by the

28

STIPULATION FOR SETTLEMENT OF CLAIMS

1

Order; and (d) issue the Initial Issuance, as Direct Registration System (DRS) shares to Plaintiffs

2

balance  account  with  The  Depository  Trust  Company  (DTC)  or  through  the  Fast  Automated

3

Securities Transfer (FAST) Program of DTC's Deposit/Withdrawal  Agent Commission  (DWAC)

4

system, without any restriction on transfer or resale.  The date upon which the Initial Issuance is

5

complete and the shares have been received into Plaintiffs account and fully cleared  for trading

6

shall be referred to as the "Issuance Date."

7

9.

From  the date  of this Stipulation  until  that  number  of consecutive  trading  days

8

following the Issuance Date required for the aggregate trading volume of the Common  Stock, as

9

recorded by the Bloomberg Professional service of Bloomberg LP ("Bloomberg"),  to exceed $2.5

10

million  (the "Calculation  Period"),  Plaintiff will retain  (a) 1,500,000  shares  of Common  Stock,

11

plus (b) that number of shares of Common Stock (the "Final Amount") with an aggregate  value

12

equal to (i) the sum of the Claim Amount plus an 8% agent fee, and Plaintiffs and Defendant's

13

reasonable attorney fees and expenses through the end of the Calculation Period, (ii) divided by

14

80% of the following:  the volume weighted average price ("VWAP")  of the Common Stock over

15

the  length  of  the Calculation  Period,  as reported  by Bloomberg,  not  to  exceed  the arithmetic

16

average of the individual daily VWAPs of any five trading days during the Calculation Period.

17

1 0.

At  any  time  during  the  Calculation  Period  the  issued  shares  are  less  than  any

18

reasonable possible Final Amount, a daily VWAP  is below 80% of the closing price on the day

19

before the Issuance  Date, Defendant  will reserve and issue additional  shares of Common  Stock

20

(each, an "Additional Issuance") as soon as possible, and in any event within one day (time being

21

of the  essence)  of  any  request,  within  the  limitation  in the  paragraph  below;  and  Company's

22

transfer agent, officers, directors and attorneys shall take all actions necessary  to do so.  For each

23

day after Plaintiff requests an issuance that shares are not received into Purchaser's account,  the

24

Calculation Period shall be extended by one trading day.

25

11.

Under no circumstances shall Defendant issue to Plaintiff at any one time a number

26

of Shares which, when aggregated with all shares of Common  Stock then beneficially  owned  or

27

controlled by Plaintiff or its affiliates, at such time exceed 9.99% of the total number of shares of

28

STIPULATION FOR SETTLEMENT  OF CLAIMS

1

Common Stock then outstanding.

2

12.

At the end of the Calculation Period, (a) if the sum of the Initial Issuance and any

3

Additional Issuances is less than the Final Amount, Plaintiff shall issue additional shares  of

4

Common Stock to Defendant as soon as possible, up to the Final Amount, and (b) if the sum of the

5

Initial Issuance and any Additional Issuance is greater than the Final Amount, Plaintiff shall

6

promptly return any remaining shares to Defendant or its transfer agent for cancellation, ("Final

7

Adjustment").

8

13.

Defendant hereby represents, warrants and covenants as follows:

(a)  there are

9

currently 250,131,013 shares of Common Stock of Defendant issued and outstanding; (b) the

10

shares of Common Stock to be issued pursuant to the Order are duly authorized, and when issued

11

will be validly and legally issued, fully paid and non-assessable, free and clear  of all liens,

12

encumbrances and preemptive and similar rights to subscribe for or purchase securities; (c) the

13

shares to be issued pursuant to the Order (i) are exempt from registration under the Securities Act,

14

(ii) are issuable without any restrictive legend, and (iii) may be resold by Purchaser without

15

restriction; (d) Defendant has reserved from its duly authorized capital stock a number of shares of

16

Common Stock equal to twice the number of shares that could be issued pursuant to the terms of

17

the Order based on the most recent daily VWAP and will, if necessary, increase the number of

18

shares reserved based on the lowest daily VWAP during the Calculation Period; (e) if at any time

19

it appears reasonably possible that there may be insufficient authorized shares to fully comply with

20

the Order, Defendant shall take all action required to immediately reserve additional shares and, if

21

necessary, promptly increase its authorized shares so as to ensure its ability to timely comply with

22

the Order, and may not reserve or issue any shares of Common Stock to any other person unless

23

and until sufficient shares have been reserved for Plaintiff; (f) execution of this Stipulation and

24

performance of the Order by Defendant and Plaintiff will not (i) conflict with, violate, or cause a

25

breach or default under any agreements between Defendant and any creditor, or any affiliate

26

thereof, including but not  limited to those related  to the account receivables comprising  the

27

Claims, or (ii) require any waiver, consent, or other action of Defendant or any creditor, or their

28

STIPULATION FOR SETTLEMENT OF CLAIMS

respective affiliates, that has not already been obtained in writing; (g) Defendant hereby waives,

2

without limitation, any provision in any agreement related to the account receivables comprising

3

the Claims requiring payments to be applied in a certain order, manner, or fashion, or providing

4

for exclusive jurisdiction in any court other than this Court; (h) Defendant has all necessary power

5

and authority to execute, deliver and perform all of its obligations under this Stipulation; (i) the

6

execution, delivery and performance of this Stipulation by Defendant has been duly authorized by

7

all requisite action on the part of Defendant, including without limitation express approval by its

8

board of directors, (j) this Stipulation has been duly executed and delivered by Defendant, and is

9

fully enforceable against Defendant in accordance with its terms; (k)  as of  the date of  this

10

Stipulation and during the 90 calendar days prior to the date of this Stipulation, neither Plaintiff

11

nor any of the creditors from whom Plaintiff acquired the Claims, nor any of their affiliates, is or

12

was  an  affiliate of  Defendant; and  (l)  with  respect to  this Stipulation  and  the  transactions

13

contemplated hereby (i) Plaintiff is acting solely in an arm's length capacity, (ii) Plaintiff does not

14

make or has not made any representations or warranties other than those specifically set forth

15

herein, (iii) Plaintiff has not and is not acting as a legal, financial, accounting or tax advisor to

16

Defendant, or agent or fiduciary of Defendant, or in any similar capacity, and (iv) any statement

17

made by Plaintiff or any of Plaintiffs  representatives, agents or attorneys  is not  advice or a

18

recommendation to Defendant.

19

14.

Until at least 180 days after the end of the Calculation Period, neither Plaintiff nor

20

any of its affiliates shall (a) hold any short position in the Common Stock, or (h) engage in or

21

affect, directly or indirectly, any short sale of the Common Stock.

22

15.

For so long as Plaintiff or any of its affiliates holds any shares of Common Stock,

23

neither Plaintiff nor any of its affiliates shall:   (a) vote any shares of Common Stock owned or

24

controlled by it, exercise any dissenter's rights, execute or solicit any proxies or seek to advise or

25

influence any  person  with  respect to  any  voting  securities  of  Defendant;  or  (b)  engage  or

26

participate in any actions, plans or proposals that relate to or would result in (i) Plaintiff or any of

27

its affiliates acquiring additional securities of Defendant, alone or together with any other person,

28

STIPULATION FOR SETTLEMENT OF CLAIMS

1

which would result in Plaintiff and its affiliates collectively beneficially owning or controlling, or

2

being deemed to beneficially own or control, more than 9.99% of the total outstanding Common

3

Stock or other voting securities of Defendant at any one time, (ii) an extraordinary corporate

4

transaction, such as a merger, reorganization or liquidation, involving Defendant or any of its

5

subsidiaries, (iii) a sale or transfer of a material amount of assets of Defendant or any of its

6

subsidiaries, (iv) any change in the present board of directors or management of  Defendant,

7

including any plans or proposals to change the number or term of directors or to fill any existing

8

vacancies on the board, (v) any material change in the present capitalization or dividend policy of

9

Defendant, (vi) any other material change in Defendant's  business or corporate structure, (vii)

10

changes in Defendant's  charter, bylaws or  instruments corresponding  thereto or  other actions

11

which may impede the acquisition of control of Defendant by any person, (viii) causing a class of

12

securities of Defendant to be delisted from a national securities exchange  or to  cease  to be

13

authorized to  be quoted in an inter-dealer quotation system of a registered national securities

14

association,  (ix)  causing  a  class  of  equity  securities  of  Defendant  to  become  eligible  for

15

termination of registration pursuant to Section 12(g)(4) of the Securities Exchange Act of 1934, as

16

amended, or  (x)  taking  any  action,  intention,  plan  or  arrangement  similar  to  any  of  those

17

enumerated above.   The provisions of this paragraph may not be modified or waived without

18

further order of the Court.

19

16.

Defendant shall indemnify, defend and hold Plaintiff and its affiliates harmless

20

with respect to all claims, actions and proceedings arising out or related to this Stipulation or the

21

Order, including without limitation, any claim or action brought derivatively or by any one or

22

more shareholders or creditors of Defendant.

23

17.

The parties to this Stipulation represent that each of them has been advised as to the

24

terms and legal effect of this Stipulation and the Order provided for herein, and that the settlement

25

and compromise stated herein is full and conclusive forthwith, subject to the conditions stated

26

herein, and each attorney represents that his or her client has freely consented to and authorized

27

this Stipulation after having been so advised.

28

STIPULATION FOR SETTLEMENT OF CLAIMS

1

18.

This Stipulation constitutes Defendant's answer to the Complaint in this Action.

2

Each party hereto waives a statement of decision, and the right to appeal from the Order after its

3

entry.  Defendant further waives any defense based on the rule against splitting causes of action.

4

There shall be no third party beneficiaries with respect to this Stipulation or the Order.

The

5

prevailing party in any motion to enforce the terms of this Stipulation or  the Order shall  be

6

awarded its reasonable attorney fees, costs and expenses arising out of or relating to such motion.

7

Except as expressly set forth herein, each party shall bear its own attorneys' fees, expenses and

8

costs.

9

19.

Upon entry of the Order approving this Stipulation, the Action shall be dismissed in 10  its entirety with prejudice, except that the Court shall retain jurisdiction to enforce the terms of the

11

Stipulation and Order by a motion brought by any party under Section 664.6 of the California

12

Code of Civil Procedure.

13

20.

This Stipulation may be executed in counterparts and by facsimile, portable

14

15

16

17

18

19

20

21

22

23

[INTENTIONALLY BLANK]

24

25

26

27

28

STIPULATION FOR SETTLEMENT OF CLAIMS

1

document format (pdf), or other electronic format, each of which shall constitute an original and

2

all of which together shall be deemed together as a single instrument.

3

IT IS SO STIPULATED:

4

5

DATED:  June

, 2012

IRONRIDGE GLOBAL IV, LTD.

6

7

By:

8

Director

9

10

11

12

13

14

15

16

DATED:  June__, 2012

17

XsunX, Inc.

By:  _____________________________

CEO

18

19

20

21

22

23

26

27

28

9

STIPULATION FOR SETTLEMENT OF CLAIMS